UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2010

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No)	Identification Number)

90 Nassau Street, Princeton, New Jersey 08542

(Address of principal executive offices) (Zip Code)

(609) 683-3831

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2010, Sanford C. Brown resigned as Heartland Payment Systems, Inc.’s (the “Company”) Chief Sales Officer. Mr. Brown will remain with the Company as a Regional Director in the sales organization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2010

Heartland Payment Systems, Inc.
(Registrant)

By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary